                                                                     EXHIBIT 4.4


                              CERTIFICATE OF TRUST

                                       OF

                                 CFAC CAPITAL I

        THIS CERTIFICATE OF TRUST of CFAC CAPITAL I (the "Trust"), dated September 26, 1997, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (Section) 3801 et seq.).

        1. Name. The name of the business trust being formed hereby is CFAC CAPITAL I.

        2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration.

        3. Effective Date. This Certificate of Trust shall be effective upon its filing.

        IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

                            WILMINGTON TRUST COMPANY
                                  as Trustee


                            By: /s/ DONALD G. MACKELCAN
                               -------------------------------
                               Name: Donald G. MacKelcan
                                    --------------------------
                               Title: Assistant Vice President
                                     -------------------------

                            /s/ GARY M. CYPRES
                            ----------------------
                            Gary M. Cypres,
                            Administrative Trustee

                            /s/ NEAL E. GOWER
                            ----------------------
                            Neal E. Gower,
                            Administrative Trustee

                            /s/ STEVEN D. OLSON
                            ----------------------
                            Steven D. Olson,
                            Administrative Trustee